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                                                              EXHIBIT 99.(a)(16)

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT

     MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1221 Avenue of the Americas, New York, New York 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

     SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on June 6, 2003 adopted resolutions approving the liquidation of the Asian Equity Portfolio (which liquidation has taken place and been completed), and at a meeting duly convened and held on April 21, 2004 adopted resolutions approving the liquidation of the Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios (which liquidation has taken place and been completed), thereby decreasing the total number of shares of stock which the Corporation shall have the authority to issue from thirty-seven billion (37,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of thirty-seven million dollars ($37,000,000) designated and classified in the following portfolios and classes:

                                                        NUMBER OF SHARES OF COMMON
NAME OF CLASS                                         STOCK CLASSIFIED AND ALLOCATED
-------------                                         ------------------------------
Active International Allocation Portfolio - Class A      500,000,000 shares
Active International Allocation Portfolio - Class B      500,000,000 shares
Asian Equity Portfolio - Class A                         500,000,000 shares
Asian Equity Portfolio - Class B                         500,000,000 shares
Asian Real Estate Portfolio - Class A                    500,000,000 shares
Asian Real Estate Portfolio - Class B                    500,000,000 shares
China Growth Portfolio - Class A                         500,000,000 shares
China Growth Portfolio - Class B                         500,000,000 shares
Emerging Markets Debt Portfolio - Class A                500,000,000 shares
Emerging Markets Debt Portfolio - Class B                500,000,000 shares
Emerging Markets Portfolio - Class A                     500,000,000 shares
Emerging Markets Portfolio - Class B                     500,000,000 shares
Equity Growth Portfolio - Class A                        500,000,000 shares
Equity Growth Portfolio - Class B                        500,000,000 shares
European Real Estate Portfolio - Class A                 500,000,000 shares
European Real Estate Portfolio - Class B                 500,000,000 shares
European Value Equity Portfolio - Class A                500,000,000 shares
European Value Equity Portfolio - Class B                500,000,000 shares
Focus Equity Portfolio - Class A                         500,000,000 shares
Focus Equity Portfolio - Class B                         500,000,000 shares
Global Value Equity Portfolio - Class A                  500,000,000 shares
Global Value Equity Portfolio - Class B                  500,000,000 shares
Global Franchise Portfolio - Class A                     500,000,000 shares
Global Franchise Portfolio - Class B                     500,000,000 shares
Gold Portfolio - Class A                                 500,000,000 shares

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Gold Portfolio - Class B                                 500,000,000 shares
International Equity Portfolio - Class A                 500,000,000 shares
International Equity Portfolio - Class B                 500,000,000 shares
International Magnum Portfolio - Class A                 500,000,000 shares
International Magnum Portfolio - Class B                 500,000,000 shares
International Small Cap Portfolio - Class A            1,000,000,000 shares
Japanese Value Equity Portfolio - Class A                500,000,000 shares
Japanese Value Equity Portfolio - Class B                500,000,000 shares
Large Cap Relative Value Portfolio - Class A             500,000,000 shares
Large Cap Relative Value Portfolio - Class B             500,000,000 shares
Latin American Portfolio - Class A                       500,000,000 shares
Latin American Portfolio - Class B                       500,000,000 shares
MicroCap Portfolio - Class A                             500,000,000 shares
MicroCap Portfolio - Class B                             500,000,000 shares
Money Market Portfolio - Class A                       4,000,000,000 shares
Money Market Portfolio - Class B                       2,000,000,000 shares
Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
Municipal Bond Portfolio - Class A                       500,000,000 shares
Municipal Bond Portfolio - Class B                       500,000,000 shares
Municipal Money Market Portfolio - Class A             4,000,000,000 shares
Small Company Growth Portfolio - Class A                 500,000,000 shares
Small Company Growth Portfolio - Class B                 500,000,000 shares
Technology Portfolio - Class A                           500,000,000 shares
Technology Portfolio - Class B                           500,000,000 shares
U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
U.S. Real Estate Portfolio - Class A                     500,000,000 shares
U.S. Real Estate Portfolio - Class B                     500,000,000 shares
Value Equity Portfolio - Class A                         500,000,000 shares
Value Equity Portfolio - Class B                         500,000,000 shares
TOTAL                                                 37,000,000,000 shares

to thirty-one billion (31,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of thirty-one million dollars ($31,000,000) and designated and classified in the following portfolios and classes:

                                                        NUMBER OF SHARES OF COMMON
NAME OF CLASS                                         STOCK CLASSIFIED AND ALLOCATED
-------------                                         ------------------------------
Active International Allocation Portfolio - Class A      500,000,000 shares
Active International Allocation Portfolio - Class B      500,000,000 shares
China Growth Portfolio - Class A                         500,000,000 shares
China Growth Portfolio - Class B                         500,000,000 shares
Emerging Markets Debt Portfolio - Class A                500,000,000 shares
Emerging Markets Debt Portfolio - Class B                500,000,000 shares
Emerging Markets Portfolio - Class A                     500,000,000 shares
Emerging Markets Portfolio - Class B                     500,000,000 shares
Equity Growth Portfolio - Class A                        500,000,000 shares
Equity Growth Portfolio - Class B                        500,000,000 shares
European Real Estate Portfolio - Class A                 500,000,000 shares


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European Real Estate Portfolio - Class B                 500,000,000 shares
Focus Equity Portfolio - Class A                         500,000,000 shares
Focus Equity Portfolio - Class B                         500,000,000 shares
Global Value Equity Portfolio - Class A                  500,000,000 shares
Global Value Equity Portfolio - Class B                  500,000,000 shares
Global Franchise Portfolio - Class A                     500,000,000 shares
Global Franchise Portfolio - Class B                     500,000,000 shares
Gold Portfolio - Class A                                 500,000,000 shares
Gold Portfolio - Class B                                 500,000,000 shares
International Equity Portfolio - Class A                 500,000,000 shares
International Equity Portfolio - Class B                 500,000,000 shares
International Magnum Portfolio - Class A                 500,000,000 shares
International Magnum Portfolio - Class B                 500,000,000 shares
International Small Cap Portfolio - Class A            1,000,000,000 shares
Large Cap Relative Value Portfolio - Class A             500,000,000 shares
Large Cap Relative Value Portfolio - Class B             500,000,000 shares
MicroCap Portfolio - Class A                             500,000,000 shares
MicroCap Portfolio - Class B                             500,000,000 shares
Money Market Portfolio - Class A                       4,000,000,000 shares
Money Market Portfolio - Class B                       2,000,000,000 shares
Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
Municipal Bond Portfolio - Class A                       500,000,000 shares
Municipal Bond Portfolio - Class B                       500,000,000 shares
Municipal Money Market Portfolio - Class A             4,000,000,000 shares
Small Company Growth Portfolio - Class A                 500,000,000 shares
Small Company Growth Portfolio - Class B                 500,000,000 shares
U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
U.S. Real Estate Portfolio - Class A                     500,000,000 shares
U.S. Real Estate Portfolio - Class B                     500,000,000 shares
Value Equity Portfolio - Class A                         500,000,000 shares
Value Equity Portfolio - Class B                         500,000,000 shares
TOTAL                                                 31,000,000,000 shares

     THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105 of the Maryland General Corporation Law (the "MGCL") and the Corporation's Articles of Amendment and Restatement, and the total number of shares of stock that the Corporation has authority to issue has been decreased by the Board of Directors in accordance with Section 2-105(c) of the MGCL.

     FOURTH: The description of the shares of stock designated and classified as set forth above, including any preference, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, is as set forth in the Articles of Amendment and Restatement and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, MORGAN STANLEY INSTITUTIONAL FUND, INC. has caused these Articles Supplementary to the Articles of Amendment and Restatement to be signed in its name and on its behalf by its Executive Vice President and attested by its Secretary on this 26th day of April, 2005.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.



                                       By: /s/ Ronald E. Robison
                                           ------------------------------------
                                           Ronald E. Robison
                                           Executive Vice President




Attest:



/s/ Mary E. Mullin
-------------------------------------
Mary E. Mullin
Secretary


     THE UNDERSIGNED, Executive Vice President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of said corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the forgoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                       By: /s/ Ronald E. Robison
                                           ------------------------------------
                                           Ronald E. Robison
                                           Executive Vice President